Exhibit 99.1

Station Casinos Announces 2011 Full Year and Fourth Quarter Results

LAS VEGAS--(BUSINESS WIRE)--March 28, 2012--Station Casinos LLC (“Station” or the “Company”) today announced the results of its operations for the fourth quarter and fiscal year ended December 31, 2011.

2011 marked a major transition year for the Company as we completed our restructuring on June 17, 2011 and emerged as a financially stronger and healthier company. The Company’s operating results for 2011 reflect an improving operating environment as a result of the ongoing recovery on the Las Vegas Strip and a stabilization of the Las Vegas locals’ market. Highlights for the year include:

  Our partnering with the Match-E-Be-Nash-She-Wish Band of Pottawatomi Indians (the “Gun Lake Tribe”), in the development and ongoing management of the Gun Lake Casino, which opened in February 2011. The Gun Lake Casino features approximately 1,500 slot machines and 28 table games and we manage the facility pursuant to a seven-year management agreement.
  The launching of our “We Love Locals” campaign, which continued to strengthen our brand and image with our customers and team members.
  Paying over $6.5 million in bonuses to our team members as a demonstration of our appreciation for their many contributions to our business in a challenging economic environment.
  Enhancing our award-winning Boarding Pass program, which was recently recognized as the best player reward program in Las Vegas for the 13th consecutive year.
  Reinstating the matching contribution to our 401(k) plan and offering our team members a free HMO option for their medical care.

Consolidated Results of Operations

The Company's consolidated net revenues for the fourth quarter ended December 31, 2011 were approximately $303 million, an increase of 9.1% compared to the prior year. The Company reported EBITDAM for the fourth quarter of $82.2 million, an increase of 7.3% compared to the prior year.

The Company's consolidated net revenues for the fiscal year ended December 31, 2011 were approximately $1.18 billion, an increase of 5.7% compared to the prior year. The Company reported EBITDAM for the year of $316 million, a decrease of 2% compared to the prior year.

Guarantor Group Results of Operations

The net revenues for Station Casinos LLC and the subsidiaries that own Red Rock, Palace Station, Boulder Station and Sunset Station (the “Guarantor Group”) for the fourth quarter ended December 31, 2011 were approximately $163.5 million, an increase of 8.4% compared to the prior year. The Company reported EBITDAM for the Guarantor Group for the quarter of $47.0 million, an increase of 5.8% compared to the prior year

The net revenues for the Guarantor Group for the fiscal year ended December 31, 2011 were approximately $637 million, an increase of 7.6% compared to the prior year. The Company reported EBITDAM for the Guarantor Group for the year of $176 million, an increase of 2.9% compared to the prior year.

EBITDAM is not a generally accepted accounting principle (“GAAP”) measurement and is presented solely as a supplemental disclosure because the Company believes that it is a widely used measure of operating performance in the gaming industry and is a principal basis for valuation of gaming companies. EBITDAM is further defined in footnote 1.

Balance Sheet Items and Capital Expenditures

The outstanding principal balance of long-term debt was $2.4 billion on a consolidated basis (excluding a nonrecourse land loan) and $1.7 billion for the Guarantor Group as of December 31, 2011. From June 17, 2011, the date we acquired our assets from Station Casinos, Inc., on a consolidated basis, we have paid down over $70 million of debt.

For the year, total consolidated capital expenditures were $43.5 million of which $31.6 million were for the Guarantor Group.

Conference Call Information

The Company will host a conference call Thursday, March 29, 2012 at 12:00 p.m. (Eastern Time) to discuss its fourth quarter and 2011 financial results. The conference call will consist of prepared remarks from the Company and will not include a question and answer session. Those interested in participating in the call should dial (888) 544-7920 or (518) 444-0708 for international callers, approximately 15 minutes before the call start time. A replay of the call will be available from 3:00 p.m. (Eastern Time) on March 29, 2012, until 11:59 p.m. (Eastern Time) on April 6, 2012 at (855) 859-2056. The reservation number is 6583035.

Company Information and Forward-Looking Statements

Station Casinos LLC is the leading provider of gaming and entertainment to the residents of Las Vegas, Nevada. Station's properties, which are located throughout the Las Vegas valley, are regional entertainment destinations and include various amenities, including numerous restaurants, entertainment venues, movie theaters, bowling and convention/banquet space, as well as traditional casino gaming offerings such as video poker, slot machines, table games, bingo and race and sports wagering. Station owns and operates Red Rock Casino Resort Spa, Palace Station Hotel & Casino, Boulder Station Hotel & Casino, Sunset Station Hotel & Casino, Green Valley Ranch Station Casino, Santa Fe Station Hotel & Casino, Texas Station Gambling Hall & Hotel, Fiesta Rancho Casino Hotel, Fiesta Henderson Casino Hotel, Wildfire Rancho, Wildfire Boulder, Wild Wild West Gambling Hall & Hotel, Gold Rush Casino and Lake Mead Casino. Station also owns a 50% interest in Barley's Casino & Brewing Company, Wildfire Lanes and Casino and The Greens. In addition, Station owns a 50% interest in MPM Enterprises, LLC, the manager of the Gun Lake Casino in southwestern Michigan.

This press release contains certain forward-looking statements with respect to the Company and its subsidiaries which involve risks and uncertainties that cannot be predicted or quantified, and consequently, actual results may differ materially from those expressed or implied herein. Such risks and uncertainties include, but are not limited to the economic downturn, and in particular the economic downturn in Nevada, and its effect on consumer spending and our business; the effects of intense competition that exists in the gaming industry; the risk that new gaming licenses or gaming activities, such as internet gaming, are approved and result in additional competition; our substantial outstanding indebtedness and the effect of our significant debt service requirements on our operations and ability to compete; the risk that we will not be able to finance our development and investment projects or refinance our outstanding indebtedness; the impact of extensive regulation from gaming and other government authorities on our ability to operate our business and the risk that regulatory authorities may revoke, suspend, condition or limit our gaming or other licenses, impose substantial fines or take other actions that adversely affect us; risks associated with changes to applicable gaming and tax laws that could have a material adverse effect on our financial condition; general business conditions including competitive practices, changes in customer demand and the cyclical nature of the gaming and hospitality business in general, and general economic conditions, including interest rates, on our business and results of operations; adverse outcomes of legal proceedings and the development of, and changes in, claims or litigation reserves; and risks associated with development, construction and management of new projects or the expansion of existing facilities, including cost overruns and construction delays; and other risks described in the filings of the Company with the Securities and Exchange Commission.

(1) EBITDAM consists of net income plus interest and other expense, net, gain or loss on early retirement of debt, loss or gain on asset disposals, net, preopening expenses, lease termination costs, other non-recurring costs, depreciation, amortization and management fee expense. EBITDAM is presented solely as a supplemental disclosure because the Company believes that it is a widely used measure of operating performance in the gaming industry and as a principal basis for valuation of gaming companies. The Company believes that in addition to cash flows and net income, EBITDAM is a useful financial performance measurement for assessing the operating performance of the Company. Together with net income and cash flows, EBITDAM provides investors with an additional basis to evaluate the ability of the Company to incur and service debt and incur capital expenditures. To evaluate EBITDAM and the trends it depicts, the components should be considered. The impact of interest and other expense, net, gain or loss on early retirement of debt, loss or gain on asset disposals, net, preopening expenses, lease termination costs, other non-recurring costs, depreciation, amortization and management fee expense, each of which can significantly affect the Company’s results of operations and liquidity and should be considered in evaluating the Company’s operating performance, cannot be determined from EBITDAM. Further, EBITDAM does not represent net income or cash flows from operating, financing and investing activities as defined by generally accepted accounting principles (“GAAP”) and does not necessarily indicate cash flows will be sufficient to fund cash needs. It should not be considered as an alternative to net income, as an indicator of the Company’s operating performance or to cash flows as a measure of liquidity. In addition, it should be noted that not all gaming companies that report EBITDAM or adjustments to such measures may calculate EBITDAM or such adjustments in the same manner as the Company, and therefore, the Company’s measure of EBITDAM may not be comparable to similarly titled measures used by other gaming companies. A reconciliation of EBITDAM to net income is included in the financial schedules accompanying this release.

Station Casinos LLC
Condensed Consolidated Statements of Operations
(amounts in thousands)
(unaudited)

	Consolidated
	Three Months Ended		Year Ended
	December 31,		December 31,
	2011	2010	2011	2010
	Actual	Pro Forma (a)	Pro Forma (a)
Operating revenues:
Casino	$220,527	$211,258	$851,754	$819,981
Food and beverage	57,173	52,655	224,655	202,732
Room	25,626	22,357	101,003	92,946
Other	17,896	15,697	71,935	67,092
Management fees	6,789	173	24,247	22,394
Gross revenues	328,011	302,140	1,273,594	1,205,145
Promotional allowances	(24,559)	(23,794)	(95,446)	(90,418)
Net revenues	303,452	278,346	1,178,148	1,114,727

Operating costs and expenses:
Casino	85,665	89,917	337,874	341,440
Food and beverage	42,956	35,199	162,103	131,214
Room	10,475	9,483	41,004	39,007
Other	7,618	6,034	29,843	23,628
Selling, general, administrative and corporate	71,100	62,385	284,655	260,188
Development and preopening	234	7,575	1,930	10,810
Depreciation and amortization	28,504	28,161	118,987	112,641
Management fees	10,721	9,993	41,369	40,517
Impairment of goodwill	-	-	-	60,386
Impairment of other intangible assets	-	3,190	-	4,704
Impairment of other assets	2,100	16,671	2,100	196,930
Write-downs and other charges, net	3,144	11,226	8,098	19,365
	262,517	279,834	1,027,963	1,240,830

Operating income (loss)	40,935	(1,488)	150,185	(126,103)
(Losses) earnings from joint ventures	(1,865)	233	(638)	519
Gain on dissolution of joint ventures	-	124,193	250	124,193
Operating income (loss) and earnings (losses) from joint ventures	39,070	122,938	149,797	(1,391)

Other expense:
Interest expense, net	(40,578)	(48,562)	(183,173)	(193,963)
Interest and other expense from joint ventures	-	(194)	-	(1,946)
Gain on early retirement of debt	1,183	-	1,183	-
	(39,395)	(48,756)	(181,990)	(195,909)

Net (loss) income	(325)	74,182	(32,193)	(197,300)
Less: Net income (loss) applicable to noncontrolling interests	3,857	(1)	8,623	(1,673)
Net (loss) income applicable to Station Casinos LLC members	$(4,182)	$74,183	$(40,816)	$(195,627)

(a)

Pro forma information is based on actual consolidated results for Station Casinos LLC after June 17, 2011 and pro forma consolidated information for Station Casinos, Inc. before June 17, 2011. Pro forma adjustments include elimination of intercompany management fee revenue, costs eliminated as a result of the restructuring, elimination of share-based compensation expense, adjustment to depreciation and amortization expense as a result of resetting the carrying values of assets and liabilities to their estimated fair values in connection with fresh-start reporting, adjustments to interest expense as a result of the restructuring transactions, the conversion of a portion of the Company’s new debt from a variable rate to a fixed rate and the entry into new floating-to-fixed interest rate swaps, elimination of intercompany interest expense, recognition of management fees payable to subsidiaries of Fertitta Entertainment, elimination of historical gains and losses on derivative instruments, and elimination of income taxes reflecting the status of the Company as a pass-through entity.

Station Casinos LLC
Summary Information and
Reconciliation of Net Income (Loss) to EBITDA to Adjusted EBITDA
(amounts in thousands, except occupancy percentage and ADR)
(unaudited)

	Consolidated
	Three Months Ended		Year Ended
	December 31,		December 31,
	2011	2010	2011	2010
	Actual	Pro Forma (a)	Pro Forma (a)

Net revenues	$303,452	$278,346	$1,178,148	$1,114,727

Net (loss) income	$(325)	$74,182	$(32,193)	$(197,300)
Interest and other expense, net	39,395	48,756	181,990	195,909
Depreciation and amortization	28,504	28,161	118,987	112,641
EBITDA	67,574	151,099	268,784	111,250
Net (income) loss applicable to noncontrolling interests	(3,857)	1	(8,623)	1,673
Management fee expense	10,721	9,993	41,369	40,517
Write-downs and other charges, net	3,144	11,226	8,098	19,365
Development and preopening	234	7,575	1,930	10,810
Asset impairment charges	2,100	19,861	2,100	262,020
Gain on dissolution of joint ventures	-	(124,193)	(250)	(124,193)
Write-downs and other charges at joint ventures (50%)	2,289	-	2,289	56
Other nonrecurring costs	-	1,168	-	904
Thunder Valley development fee	-	(100)	-	(1,500)
Adjusted EBITDA	$82,205	$76,630	$315,697	$320,902

Occupancy percentage	86%	81%	85%	80%
ADR	$69	$65	$71	$69

Principal amount of long-term debt at December 31, 2011 (in thousands, unaudited):

Guarantor Group	$1,688,632
Opco	391,969
Green Valley Ranch	302,320
Land loan	106,427
Total	$2,489,348

Station Casinos LLC and Guarantor Subsidiaries
Condensed Combined Statements of Operations
(amounts in thousands)
(unaudited)

	Station Casinos Guarantor Group
	Three Months Ended		Year Ended
	December 31,		December 31,
	2011	2010	2011	2010
	Actual	Pro Forma (b)	Pro Forma (b)
Operating revenues:
Casino	$118,331	$111,855	$458,779	$435,619
Food and beverage	33,583	30,370	132,049	116,336
Room	16,900	14,715	65,608	60,349
Other	8,719	7,229	34,559	29,879
Gross revenues	177,533	164,169	690,995	642,183
Promotional allowances	(14,036)	(13,331)	(54,371)	(50,354)
Net revenues	163,497	150,838	636,624	591,829

Operating costs and expenses:
Casino	44,496	47,602	180,708	181,544
Food and beverage	26,066	19,906	96,104	74,829
Room	6,699	6,009	26,036	24,789
Other	3,534	2,532	13,532	10,363
Selling, general, administrative and corporate	35,667	29,256	144,372	128,088
Development and preopening	30	177	707	177
Depreciation and amortization	16,125	15,346	50,202	61,390
Management fees	5,905	5,603	22,798	21,639
Impairment of goodwill	-	-	-	14,100
Impairment of other intangible assets	-	-	-	269
Impairment of other assets	-	-	-	683
Write-downs and other charges, net	2,397	10,256	6,188	18,066
	140,919	136,687	540,647	535,937

Operating income	22,578	14,151	95,977	55,892
Equity in earnings (losses) of unconsolidated subsidiaries	5,235	92,745	(10,207)	(121,352)
Operating income and earnings (losses) of unconsolidated subsidiaries	27,813	106,896	85,770	(65,460)

Other expense:
Interest expense, net	(31,995)	(32,713)	(126,586)	(130,167)

Net (loss) income	$(4,182)	$74,183	$(40,816)	$(195,627)

(b)

Pro forma information is based on actual results for Station Casinos LLC and guarantor subsidiaries after June 17, 2011 and pro forma information for Station Casinos, Inc. and comparable subsidiaries before June 17, 2011. Pro forma adjustments include costs eliminated as a result of the restructuring, elimination of share-based compensation expense, adjustment to depreciation and amortization expense as a result of resetting the carrying values of the assets and liabilities to their estimated fair values in connection with fresh-start reporting, adjustment to management fees expense for the elimination of intercompany management fees and the addition of the management fees payable to subsidiaries of Fertitta Entertainment, elimination of intercompany rent expense and elimination of income taxes reflecting the status of the Company as a pass-through entity.

Station Casinos LLC and Guarantor Subsidiaries
Summary Information and
Reconciliation of Net Income (Loss) to EBITDA to Adjusted EBITDA
(amounts in thousands, except occupancy percentage and ADR)
(unaudited)

	Station Casinos Guarantor Group
	Three Months Ended		Year Ended
	December 31,		December 31,
	2011	2010	2011	2010
	Actual	Pro Forma (b)	Pro Forma (b)

Net revenues	$163,497	$150,838	$636,624	$591,829

Net (loss) income	$(4,182)	$74,183	$(40,816)	$(195,627)
Interest and other expense, net	31,995	32,713	126,586	130,167
Depreciation and amortization	16,125	15,346	50,202	61,390
EBITDA	43,938	122,242	135,972	(4,070)
Management fee expense	5,905	5,603	22,798	21,639
Write-downs and other charges, net	2,397	10,256	6,188	18,066
Development and preopening	30	177	707	177
Equity in (earnings) losses of unconsolidated subsidiaries	(5,235)	(92,745)	10,207	121,352
Asset impairment charges	-	-	-	15,052
Other nonrecurring costs	-	(1,077)	-	(1,341)
Adjusted EBITDA	$47,035	$44,456	$175,872	$170,875

Occupancy percentage	86%	83%	86%	82%
ADR	$70	$70	$72	$69

CONTACT:
Station Casinos
Marc J. Falcone, 702-495-3600
Executive Vice President and Chief Financial Officer
or
Thomas M. Friel, 702-495-4210
Executive Vice President, Chief Accounting Officer and Treasurer
or
Lori B. Nelson, 702-495-4248
Director of Corporate Communications